EXHIBIT 99.1

Franchise Group, Inc. Closes on the Acquisition of American Freight Group, Inc.

Franchise Group, Inc. Closes on $675 Million Debt Financing

VIRGINIA BEACH, Va., Feb. 14, 2020 (GLOBE NEWSWIRE) -- Franchise Group, Inc. (NASDAQ: FRG) (“Franchise Group” or the “Company”), today announced the completion of its previously announced acquisition of American Freight Group, Inc. (“American Freight”), a retail chain offering brand-name furniture, mattresses and home accessories at discount prices.

Additionally, Franchise Group, through certain of its subsidiaries, completed a new $675 million credit facility which funded the acquisition of American Freight and refinanced existing debt of its Buddy’s Home Furnishings and Sears Outlet businesses.

Brian Kahn, President & CEO of Franchise Group said, “We are excited to welcome American Freight, its management team and employees to the Franchise Group. We have been diligently planning for the combination of American Freight with our Sears Outlet business to create one strong national brand that combines unmatched cash-on-cash unit economics with stability throughout economic cycles. We expect to achieve significant economic and operational synergies over time.”

About Franchise Group, Inc.

Franchise Group, Inc. (NASDAQ: FRG) is an operator of franchised and franchisable businesses and uses its operating expertise to drive cost efficiencies and grow its brands.  Franchise Group’s business lines include Liberty Tax Service, Buddy’s Home Furnishings, Sears Outlet, American Freight and The Vitamin Shoppe.  On a combined basis, Franchise Group currently operates over 4,400 locations predominantly located in the U.S. and Canada that are either Company-run or operated pursuant to franchising agreements.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended April 30, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

INVESTOR RELATIONS CONTACT:

Andrew F. Kaminsky
EVP & Chief Administrative Officer
Franchise Group, Inc.
akaminsky@franchisegrp.com
(914) 939-5161